MAINSTAY VP FUNDS TRUST

Supplement dated September 17, 2013 (“Supplement”) to the Initial Class Prospectus,

dated May 1, 2013, as supplemented

This Supplement updates certain information contained in the Prospectus for MainStay VP Funds Trust. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

In the section entitled “Purchases and Redemption of Shares,” the sub-section entitled “Excessive Purchases and Redemptions or Exchanges” is revised deleting the last paragraph and replacing that paragraph with the following:

In addition, disclosure of each Portfolio's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.